Exhibit 10.2

FIRST AMENDMENT

TO INTERCREDITOR AND SUBORDINATION AGREEMENT

This FIRST AMENDMENT TO INTERCREDITOR AND SUBORDINATION AGREEMENT (this “Amendment”), dated as of March 8, 2022, is entered into by and between Ryan Drexler, an individual (“Subordinated Creditor”), MusclePharm Corporation, a Nevada corporation (the “Borrower”) and Empery Tax Efficient, LP, as representative on behalf of the buyers party to the Securities Purchase Agreement (as defined in the Intercreditor Agreement referenced below) (“Senior Creditor”). Terms used herein without definition shall have the definition assigned to such terms in the Intercreditor Agreement referenced below.

RECITALS

WHEREAS, Subordinated Creditor desires to extend credit to the Borrower and the Borrower desires to borrow from Subordinated Creditor, pursuant to the terms of the Unsecured Revolving Promissory Note dated as of the date hereof in the form attached hereto as Exhibit A (the “Promissory Note” and such indebtedness and obligations to Subordinated Creditor arising under the Promissory Note (whether now existing or hereafter arising), collectively, the “Promissory Note Debt”);

WHEREAS, the parties hereto desire to amend that certain Intercreditor and Subordination Agreement, dated as of October 13, 2021 (the “Intercreditor Agreement”), among Subordinated Creditor, the Borrower and Senior Creditor, in accordance with the terms herein;

NOW, THEREFORE, in consideration of the covenants made hereunder, and other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

SECTION 1. Amendments to Intercreditor Agreement. The Intercreditor Agreement shall be amended as follows:

(a) Section 3 of the Intercreditor Agreement is hereby amended and restated as follows:

“All loans, advances, debts, liabilities, obligations, debit balances, covenants and duties at any time or times owed by Borrower or any of its subsidiaries to Subordinated Creditor, including all obligations of the Borrower under Unsecured Revolving Promissory Note, dated as of March 8, 2022 (the “Permitted Note”), or to any Person owned or controlled by Subordinated Creditor under the Subordinated Notes, the Subordinated Security Agreement, the other Subordinated Loan Documents or otherwise (collectively, the “Subordinated Debt”), are subordinated in right of payment to (a) all loans, advances, debts, liabilities, obligations, debit balances, covenants and duties at any time or times owed by Borrower or any of its subsidiaries to Senior Creditor under the Securities Purchase Agreement, the Notes or any other Transaction Document (together with the Securities Purchase Agreement and the Notes, collectively, the “Senior Loan Documents”), whether now or hereafter created, incurred or arising, and whether direct or indirect, absolute or contingent, secured or unsecured, primary or secondary, joint or several, liquidated or unliquidated, due or to become due, now existing or hereafter arising, (b) all loans made or credit extended by Senior Creditor to Borrower or any of its subsidiaries during the pendency of any Insolvency Proceeding (as defined below) of Borrower or any of its subsidiaries, (c) all interest, fees, charges, expenses and attorneys’ fees for which Borrower or any of its subsidiaries is now or hereafter becomes liable to pay to Senior Creditor under the Senior Loan Documents or by law (including all interest, legal fees and other charges that accrue or are incurred in connection with any of the Senior Debt (as defined below) during the pendency of any Insolvency Proceeding of Borrower or any of its subsidiaries, whether or not Senior Creditor is authorized by 11 U.S.C. Section 506 or otherwise to claim or collect any such interest, legal fees or other charges from Borrower or any of its subsidiaries), (d) any renewals, extensions, replacements or refinancings of any of the foregoing and (e) all costs and expenses at any time incurred by Senior Creditor in connection with its enforcement of rights or exercise of remedies under any of the Senior Loan Documents or applicable law or in equity to collect any of the Senior Debt, enforce any lien or security interest of Senior Creditor or otherwise enforce any provisions of any of the Senior Loan Documents, or protect or preserve any of the Collateral or defend any lien or security interest of Senior Creditor therein against the claims of third parties (clauses (a) through (e) above, collectively, the “Senior Debt”). As used herein, “Insolvency Proceeding” means (x) any case, action or proceeding before any court or other Governmental Authority relating to bankruptcy, reorganization, insolvency, liquidation, receivership, dissolution, winding-up or relief of debtors or (y) any general assignment for the benefit of creditors, formal or informal moratorium, composition, marshaling of assets for creditors or other, similar arrangement in respect of its creditors generally or any substantial portion of its creditors, in each case, undertaken under the Bankruptcy Code or other applicable law. For purposes of this Agreement, reference in this Agreement to (x) any obligations or liabilities owed to the Senior Creditor shall be deemed include all obligations and liabilities owed to all holders of Notes, and (y) any claims and interests of the Senior Creditor shall include claims and interests all holders of Notes.”

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(b) Section 4 of the Intercreditor Agreement is hereby amended and restated as follows:

“Subordinated Creditor will not demand or receive from Borrower or any of its subsidiaries (and neither Borrower nor any of its subsidiaries will pay to Subordinated Creditor) all or any part of the Subordinated Debt, by way of payment, prepayment, setoff, lawsuit or otherwise, nor will Subordinated Creditor exercise any right or remedy under any Subordinated Loan Document or with respect to any Collateral, or any other right or remedy available at law or equity, nor will Subordinated Creditor commence, or cause to commence, prosecute or participate in any administrative, legal or equitable action against Borrower or any of its subsidiaries, until (a) the Senior Debt has been indefeasibly paid in full in cash, (b) the Transaction Documents have been terminated and (c) no claims, losses or liabilities related to the Senior Debt to which Senior Creditor is entitled to indemnification or reimbursement by Borrower or any of its subsidiaries, whether pending or threatened, remain unresolved (such events described in clauses (a) through (c) above, collectively, “Full Payment”); provided that the Borrower may make Permitted Note Payments to Subordinated Creditor. In furtherance of the foregoing: (r) neither Borrower nor any of its subsidiaries shall, directly or indirectly, make any payment on account of the Subordinated Debt (other than (i) any salary, executive compensation, employee benefits or reimbursement of reasonable expenses, in each case in the ordinary course of business and consistent with past practice, that is owed by Borrower or any of its subsidiaries to Subordinated Creditor in Subordinated Creditor’s capacity as a director, officer or employee of the Borrower or (ii) the Permitted Note Payments); (s) Subordinated Creditor shall not demand, collect or accept from Borrower or any of its subsidiaries, or any other Person, any payment on account of the Subordinated Debt or any part thereof, other than the Permitted Note Payments; (t) Subordinated Creditor shall not accelerate the maturity or payment of any of the Subordinated Debt, or assert, collect, enforce or seek to enforce any right or remedy with respect to the Subordinated Debt or any part thereof; (u) Subordinated Creditor, the Borrower and its subsidiaries shall not permit the “Maturity Date” (as defined in the Subordinated Loan Documents) or otherwise permit the maturity of any of the Subordinated Debt to be earlier than the date that is 181 days after the latest “Maturity Date” (as defined in the Notes, as such term may be amended and/or extended from time to time) (the “Outside Maturity Date”), and the Borrower and Subordinated Creditor hereby agree that to the extent any “Maturity Date” (as defined in the Subordinated Loan Documents) occurs on or earlier than the Outside Maturity Date, such “Maturity Date” shall be automatically, and without any further consent or action of any Person, extended to a date that is at least one day after the Outside Maturity Date; (v) Subordinated Creditor shall not exchange, set off, release, convert to equity or otherwise discharge any part of the Subordinated Debt; (w) Subordinated Creditor shall not hereafter give any subordination in respect of the Subordinated Debt or transfer or assign any of the Subordinated Debt to any Person unless the transferee or assignee thereof first agrees in writing with Senior Creditor to be bound by the terms of this Agreement; (x) neither Borrower nor any of its subsidiaries shall hereafter issue any instrument, security or other writing evidencing any part of the Subordinated Debt, and Subordinated Creditor will not receive any such writing, except upon the prior written approval of Senior Creditor or at the request of and in the manner requested by Senior Creditor; (y) Subordinated Creditor shall not commence or join with any other creditor of Borrower or any of its subsidiaries in commencing any Insolvency Proceeding against Borrower or any of its subsidiaries; and (z) neither Subordinated Creditor nor Borrower or any of its subsidiaries otherwise shall take or permit any action prejudicial to or inconsistent with Senior Creditor’s priority position over Subordinated Creditor that is created by this Agreement. Notwithstanding any other provision herein, prior to Full Payment, all accrued and unpaid interest under the Subordinated Loan Documents or in connection with the Subordinated Debt may be capitalized and become part of the applicable principal balance when such interest becomes payable by the Borrower or any of its subsidiaries to the Subordinated Creditor (the “Deferred Interest Payments”). The Deferred Interest Payments shall become due and payable by the Borrower (or, if applicable, its subsidiaries) to the Subordinated Creditor immediately after the occurrence of Full Payment.” As used herein, “Permitted Note Payments” means, at any time no Event of Default (as defined in the Security Agreement), Event of Default (as defined in the Permitted Note) or Insolvency Proceeding has occurred and is continuing, the repayment by the Borrower to the Subordinated Creditor of the principal portion of the Permitted Note from the proceeds of Costco Account Receivables in connection with the Advance (as defined in the Permitted Note) directly related to such Costco Account Receivables pursuant to the terms therein. For the avoidance of doubt, the Permitted Note Payments shall not be applicable to the repayment of interest, fees, expenses or other amounts under the Permitted Note.”

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(c) Section 8 of the Intercreditor Agreement is hereby amended by replacing the second sentence thereof with the following:

“Subordinated Creditor shall not amend, waive or otherwise modify the provisions of any Subordinated Loan Document without the prior written consent of the Senior Creditor (other than to reduce the rate of interest or extent the time for payment).”

SECTION 2. Conditions to Effectiveness of this Amendment. This Amendment shall become effective upon the receipt by Senior Creditor of counterparts of this Amendment executed by (i) the Borrower, (ii) Subordinated Creditor and (iii) Senior Creditor.

SECTION 3. Representations and Warranties. The Borrower hereby represents and warrants as follows:

(a) Authorization; No Contravention. The Borrower has all requisite power and authority to execute, deliver and perform its obligations under this Amendment. The execution, delivery and performance by the Borrower of this Amendment, and the consummation of the transactions contemplated hereby, are within its corporate or other powers, have been duly authorized by all necessary corporate or other organizational action, and do not and will not (a) contravene the terms of its charter or bylaws, (b) conflict with or result in any breach or contravention of, any material order, injunction, writ or decree of any governmental authority or any arbitral award to which the Borrower or its property is subject; or (c) violate any law in any material respect.

(b) Binding Effect. This Amendment has been duly executed and delivered by the Borrower and this Amendment constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by debtor relief laws and by general principles of equity. The Intercreditor Agreement, as amended by this Amendment constitutes, a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as such enforceability may be limited by debtor relief laws and by general principles of equity.

(c) Government Authorization; Other Consents. No material approval, consent, exemption, authorization, or other action by, or notice to, or filing with, any governmental authority or any other person is necessary or required in connection with the execution, delivery or performance by, or enforcement against, the Borrower of this Amendment, or for the consummation of the transactions contemplated hereby, except for (i) the approvals, consents, exemptions, authorizations, actions, notices and filings which have been duly obtained, taken, given or made and are in full force and effect and (ii) those approvals, consents, exemptions, authorizations or other actions, notices or filings, the failure of which to obtain or make could not reasonably be expected to have a Material Adverse Effect.

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SECTION 4. Validity of Obligations and Liens.

(a) Validity of Obligations. The Borrower acknowledges and agrees that, both before and after giving effect to this Amendment, Holdings, the Borrower indebted to the Buyers (as defined in the Security Agreement) for the Obligations (as defined in the Security Agreement), and the Borrower hereby ratifies and reaffirms the validity, enforceability and binding nature of such Obligations (as defined in the Security Agreement).

(b) Validity of Guarantees. The Borrower hereby (i) acknowledges and agrees to the terms of this Amendment and (ii) confirms and agrees that, after giving effect to this Amendment, its guarantee under that certain Guarantee, dated as of October 13, 2021 (the “Guarantee”), in favor of Senior Creditor shall continue to be, in full force and effect, and shall apply to all Guaranteed Obligations (as defined in the Guarantee) and such guarantee is hereby ratified and confirmed in all respects.

(c) Validity of Liens and Loan Documents. The Borrower hereby ratifies and reaffirms the validity and enforceability (without defense, counterclaim or offset of any kind) of the security interests granted to the Senior Creditor for the benefit of the Buyers (as defined in the Security Agreement) to secure any of the Obligations (as defined in the Security Agreement). The Borrower hereby confirms and agrees that notwithstanding the effectiveness of this Amendment, and except as expressly amended by this Amendment, each Transaction Document is, and shall continue to be, in full force and effect and each is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of this Amendment, each reference in the Transaction Documents to the “CEO Intercreditor Agreement”, “thereunder”, “thereof” (and each reference in the Intercreditor Agreement to this “Agreement”, “hereunder” or “hereof”) or words of like import shall mean and be a reference to the Intercreditor Agreement as amended by this Amendment. This Amendment shall constitute a “Transaction Document” for purposes of the SPA.

SECTION 5. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of separate counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier or electronic PDF of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment.

SECTION 7. Severability. If any provision of this Amendment is held to be illegal, invalid or unenforceable, the legality, validity and enforceability of the remaining provisions of this Amendment shall not be affected or impaired thereby.

SECTION 8. Integration. This Amendment, the Intercreditor Agreement, the other Transaction Documents and any separate agreements among the parties hereto or their affiliates or any other agent party to the SPA relating to this Amendment constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof.

SECTION 9. WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION ARISING UNDER THIS Amendment OR ANY OTHER TRANSACTION DOCUMENT OR IN ANY WAY CONNECTION WITH OR RELATED OR INCIDENTAL TO THE DEALING OF THE PARTIES HERETO OR ANY OF THEM WITH RESPECT TO THIS Amendment OR ANY OTHER TRANSACTION DOCUMENT, OR THE TRANSACTIONS RELATED THERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER FOUNDED IN CONTRACT OR TORT OR OTHERWISE; EACH PARTY HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS Amendment MAY FILE AN ORIGINAL COUNTERPART OR COPY OF THIS SECTION 10 WITH ANY COURT AS WRITTEN EVIDENCE FO THE CONSENT OF THE SIGNATORIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

SECTION 10. Headings. Section and subsection headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose or be given any substantive effect.

SECTION 11. Successors and Assigns. This Amendment shall be binding upon and inure to the benefit of the Borrower, Subordinated Creditor and their respective successors and assigns, and upon Senior Creditor and the Buyers (as defined in the Security Agreement) and each of their respective successors and assigns. Any assignment by any party hereto of its rights and obligations hereunder and any interest therein shall be subject to the provisions of the Transaction Documents.

[signature pages follow]

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IN WITNESS WHEREOF, the undersigned have duly executed this Agreement as of the date first set forth above.

Ryan Drexler, an individual

/s/ Ryan Drexler
Address:	[***]

[Signature Page to First Amendment to Intercreditor Agreement]

MUSCLEPHARM CORPORATION

By:	/s/ Sabina Rizvi
Name:	Sabina Rizvi
Title:	Chief Financial Officer

Address:	6728 W. Sunset Rd., Suite 130
Las Vegas, NV 89118

[Signature Page to First Amendment to Intercreditor Agreement]

EMPERY TAX EFFICIENT, LP
by: Empery Asset Management, LP, its authorized agent

By:	/s/ Brett Director
Name:	Brett Director
Title:	General Counsel

Address:	c/o Empery Asset Management, LP
1 Rockefeller Plaza, Suite 1205
New York, NY 10020

[Signature Page to First Amendment to Intercreditor Agreement]

EXHIBIT A

FORM OF PROMISSORY NOTE